POWER OF ATTORNEY

         I, the undersigned, hereby constitute Dorothy E. Bourassa, Terrence J. Cullen, Rosemary D. Van Antwerp, James P. Wallin, Martin J. Wolin and John J. Pileggi, each of them singly, my true and lawful attorneys, with full power to them and each of them to sign for me and in my name in the capacity indicated below any and all registration statements, including, but not limited to, Forms N-8A, N-8B-1, S-5, N-14 and N-1A, as amended from time to time, and any and all amendments thereto to be filed with the Securities and Exchange Commission for the purpose of registering from time to time all investment companies of which I am now or hereafter a Director or Trustee and for which Keystone Investment Management Company, Evergreen Asset Management Corp. or First Union National Bank of North Carolina serves as Adviser or Manager and registering from time to time the shares of such companies, and generally to do all such things in my name and on my behalf to enable such investment companies to comply with the provisions of the Securities Act of 1933, as amended, the Investment Company Act of 1940, as amended, and all requirements and regulations of the Securities and Exchange Commission thereunder, hereby ratifying and confirming my signature as it may be signed by my said attorneys to any and all registration statements and amendments thereto.


         In Witness Whereof, I have executed this Power of Attorney as of June 18, 1997.


SIGNATURE                                                    TITLE


/s/ Laurence B. Ashkin
____________________________                                 Director/Trustee
Laurence B. Ashkin

                                                       20388

                                POWER OF ATTORNEY

         I, the undersigned, hereby constitute Dorothy E. Bourassa, Terrence J. Cullen, Rosemary D. Van Antwerp, James P. Wallin, Martin J. Wolin and John J. Pileggi, each of them singly, my true and lawful attorneys, with full power to them and each of them to sign for me and in my name in the capacity indicated below any and all registration statements, including, but not limited to, Forms N-8A, N-8B-1, S-5, N-14 and N-1A, as amended from time to time, and any and all amendments thereto to be filed with the Securities and Exchange Commission for the purpose of registering from time to time all investment companies of which I am now or hereafter a Director or Trustee and for which Keystone Investment Management Company, Evergreen Asset Management Corp. or First Union National Bank of North Carolina serves as Adviser or Manager and registering from time to time the shares of such companies, and generally to do all such things in my name and on my behalf to enable such investment companies to comply with the provisions of the Securities Act of 1933, as amended, the Investment Company Act of 1940, as amended, and all requirements and regulations of the Securities and Exchange Commission thereunder, hereby ratifying and confirming my signature as it may be signed by my said attorneys to any and all registration statements and amendments thereto.


         In Witness Whereof, I have executed this Power of Attorney as of June 18, 1997.


SIGNATURE                                                     TITLE


/s/ Charles A. Austin III
_____________________________                                 Director/Trustee
Charles A. Austin III

                                                       20388

                                POWER OF ATTORNEY

         I, the undersigned, hereby constitute Dorothy E. Bourassa, Terrence J. Cullen, Rosemary D. Van Antwerp, James P. Wallin, Martin J. Wolin and John J. Pileggi, each of them singly, my true and lawful attorneys, with full power to them and each of them to sign for me and in my name in the capacity indicated below any and all registration statements, including, but not limited to, Forms N-8A, N-8B-1, S-5, N-14 and N-1A, as amended from time to time, and any and all amendments thereto to be filed with the Securities and Exchange Commission for the purpose of registering from time to time all investment companies of which I am now or hereafter a Director or Trustee and for which Keystone Investment Management Company, Evergreen Asset Management Corp. or First Union National Bank of North Carolina serves as Adviser or Manager and registering from time to time the shares of such companies, and generally to do all such things in my name and on my behalf to enable such investment companies to comply with the provisions of the Securities Act of 1933, as amended, the Investment Company Act of 1940, as amended, and all requirements and regulations of the Securities and Exchange Commission thereunder, hereby ratifying and confirming my signature as it may be signed by my said attorneys to any and all registration statements and amendments thereto.


         In Witness Whereof, I have executed this Power of Attorney as of June 18, 1997.


SIGNATURE                                                   TITLE


/s/ K. Dun Gifford
_____________________________                               Director/Trustee
K. Dun Gifford

                                                       20388

                                POWER OF ATTORNEY

         I, the undersigned, hereby constitute Dorothy E. Bourassa, Terrence J. Cullen, Rosemary D. Van Antwerp, James P. Wallin, Martin J. Wolin and John J. Pileggi, each of them singly, my true and lawful attorneys, with full power to them and each of them to sign for me and in my name in the capacity indicated below any and all registration statements, including, but not limited to, Forms N-8A, N-8B-1, S-5, N-14 and N-1A, as amended from time to time, and any and all amendments thereto to be filed with the Securities and Exchange Commission for the purpose of registering from time to time all investment companies of which I am now or hereafter a Director or Trustee and for which Keystone Investment Management Company, Evergreen Asset Management Corp. or First Union National Bank of North Carolina serves as Adviser or Manager and registering from time to time the shares of such companies, and generally to do all such things in my name and on my behalf to enable such investment companies to comply with the provisions of the Securities Act of 1933, as amended, the Investment Company Act of 1940, as amended, and all requirements and regulations of the Securities and Exchange Commission thereunder, hereby ratifying and confirming my signature as it may be signed by my said attorneys to any and all registration statements and amendments thereto.


         In Witness Whereof, I have executed this Power of Attorney as of June 18, 1997.


SIGNATURE                                                  TITLE


/s/ James S. Howell
_____________________________                              Director/Trustee
James S. Howell

                                                       20388

                                POWER OF ATTORNEY

         I, the undersigned, hereby constitute Dorothy E. Bourassa, Terrence J. Cullen, Rosemary D. Van Antwerp, James P. Wallin, Martin J. Wolin and John J. Pileggi, each of them singly, my true and lawful attorneys, with full power to them and each of them to sign for me and in my name in the capacity indicated below any and all registration statements, including, but not limited to, Forms N-8A, N-8B-1, S-5, N-14 and N-1A, as amended from time to time, and any and all amendments thereto to be filed with the Securities and Exchange Commission for the purpose of registering from time to time all investment companies of which I am now or hereafter a Director or Trustee and for which Keystone Investment Management Company, Evergreen Asset Management Corp. or First Union National Bank of North Carolina serves as Adviser or Manager and registering from time to time the shares of such companies, and generally to do all such things in my name and on my behalf to enable such investment companies to comply with the provisions of the Securities Act of 1933, as amended, the Investment Company Act of 1940, as amended, and all requirements and regulations of the Securities and Exchange Commission thereunder, hereby ratifying and confirming my signature as it may be signed by my said attorneys to any and all registration statements and amendments thereto.


         In Witness Whereof, I have executed this Power of Attorney as of June 18, 1997.


SIGNATURE                                                     TITLE


/s/ Gerald M. McDonnell
_____________________________                                 Director/Trustee
Gerald M. McDonnell

                                                       20388

                                POWER OF ATTORNEY

         I, the undersigned, hereby constitute Dorothy E. Bourassa, Terrence J. Cullen, Rosemary D. Van Antwerp, James P. Wallin, Martin J. Wolin and John J. Pileggi, each of them singly, my true and lawful attorneys, with full power to them and each of them to sign for me and in my name in the capacity indicated below any and all registration statements, including, but not limited to, Forms N-8A, N-8B-1, S-5, N-14 and N-1A, as amended from time to time, and any and all amendments thereto to be filed with the Securities and Exchange Commission for the purpose of registering from time to time all investment companies of which I am now or hereafter a Director or Trustee and for which Keystone Investment Management Company, Evergreen Asset Management Corp. or First Union National Bank of North Carolina serves as Adviser or Manager and registering from time to time the shares of such companies, and generally to do all such things in my name and on my behalf to enable such investment companies to comply with the provisions of the Securities Act of 1933, as amended, the Investment Company Act of 1940, as amended, and all requirements and regulations of the Securities and Exchange Commission thereunder, hereby ratifying and confirming my signature as it may be signed by my said attorneys to any and all registration statements and amendments thereto.


         In Witness Whereof, I have executed this Power of Attorney as of June 18, 1997.


SIGNATURE                                                     TITLE


/s/ Thomas L. McVerry
_____________________________                                 Director/Trustee
Thomas L. McVerry

                                                       20388

                                POWER OF ATTORNEY

         I, the undersigned, hereby constitute Dorothy E. Bourassa, Terrence J. Cullen, Rosemary D. Van Antwerp, James P. Wallin, Martin J. Wolin and John J. Pileggi, each of them singly, my true and lawful attorneys, with full power to them and each of them to sign for me and in my name in the capacity indicated below any and all registration statements, including, but not limited to, Forms N-8A, N-8B-1, S-5, N-14 and N-1A, as amended from time to time, and any and all amendments thereto to be filed with the Securities and Exchange Commission for the purpose of registering from time to time all investment companies of which I am now or hereafter a Director or Trustee and for which Keystone Investment Management Company, Evergreen Asset Management Corp. or First Union National Bank of North Carolina serves as Adviser or Manager and registering from time to time the shares of such companies, and generally to do all such things in my name and on my behalf to enable such investment companies to comply with the provisions of the Securities Act of 1933, as amended, the Investment Company Act of 1940, as amended, and all requirements and regulations of the Securities and Exchange Commission thereunder, hereby ratifying and confirming my signature as it may be signed by my said attorneys to any and all registration statements and amendments thereto.


         In Witness Whereof, I have executed this Power of Attorney as of June 18, 1997.


SIGNATURE                                                     TITLE


/s/ William Walt Pettit
_____________________________                                 Director/Trustee
William Walt Pettit

                                                       20388

                                POWER OF ATTORNEY

         I, the undersigned, hereby constitute Dorothy E. Bourassa, Terrence J. Cullen, Rosemary D. Van Antwerp, James P. Wallin, Martin J. Wolin and John J. Pileggi, each of them singly, my true and lawful attorneys, with full power to them and each of them to sign for me and in my name in the capacity indicated below any and all registration statements, including, but not limited to, Forms N-8A, N-8B-1, S-5, N-14 and N-1A, as amended from time to time, and any and all amendments thereto to be filed with the Securities and Exchange Commission for the purpose of registering from time to time all investment companies of which I am now or hereafter a Director or Trustee and for which Keystone Investment Management Company, Evergreen Asset Management Corp. or First Union National Bank of North Carolina serves as Adviser or Manager and registering from time to time the shares of such companies, and generally to do all such things in my name and on my behalf to enable such investment companies to comply with the provisions of the Securities Act of 1933, as amended, the Investment Company Act of 1940, as amended, and all requirements and regulations of the Securities and Exchange Commission thereunder, hereby ratifying and confirming my signature as it may be signed by my said attorneys to any and all registration statements and amendments thereto.


         In Witness Whereof, I have executed this Power of Attorney as of June 18, 1997.


SIGNATURE                                                     TITLE


/s/ David M. Richardson
_____________________________                                 Director/Trustee
David M. Richardson

                                                       20388

                                POWER OF ATTORNEY

         I, the undersigned, hereby constitute Dorothy E. Bourassa, Terrence J. Cullen, Rosemary D. Van Antwerp, James P. Wallin, Martin J. Wolin and John J. Pileggi, each of them singly, my true and lawful attorneys, with full power to them and each of them to sign for me and in my name in the capacity indicated below any and all registration statements, including, but not limited to, Forms N-8A, N-8B-1, S-5, N-14 and N-1A, as amended from time to time, and any and all amendments thereto to be filed with the Securities and Exchange Commission for the purpose of registering from time to time all investment companies of which I am now or hereafter a Director or Trustee and for which Keystone Investment Management Company, Evergreen Asset Management Corp. or First Union National Bank of North Carolina serves as Adviser or Manager and registering from time to time the shares of such companies, and generally to do all such things in my name and on my behalf to enable such investment companies to comply with the provisions of the Securities Act of 1933, as amended, the Investment Company Act of 1940, as amended, and all requirements and regulations of the Securities and Exchange Commission thereunder, hereby ratifying and confirming my signature as it may be signed by my said attorneys to any and all registration statements and amendments thereto.


         In Witness Whereof, I have executed this Power of Attorney as of June 18, 1997.


SIGNATURE                                                    TITLE


/s/ Russell A. Salton, III MD
_____________________________                                Director/Trustee
Russell A. Salton, III MD

                                                       20388

                                POWER OF ATTORNEY

         I, the undersigned, hereby constitute Dorothy E. Bourassa, Terrence J. Cullen, Rosemary D. Van Antwerp, James P. Wallin, Martin J. Wolin and John J. Pileggi, each of them singly, my true and lawful attorneys, with full power to them and each of them to sign for me and in my name in the capacity indicated below any and all registration statements, including, but not limited to, Forms N-8A, N-8B-1, S-5, N-14 and N-1A, as amended from time to time, and any and all amendments thereto to be filed with the Securities and Exchange Commission for the purpose of registering from time to time all investment companies of which I am now or hereafter a Director or Trustee and for which Keystone Investment Management Company, Evergreen Asset Management Corp. or First Union National Bank of North Carolina serves as Adviser or Manager and registering from time to time the shares of such companies, and generally to do all such things in my name and on my behalf to enable such investment companies to comply with the provisions of the Securities Act of 1933, as amended, the Investment Company Act of 1940, as amended, and all requirements and regulations of the Securities and Exchange Commission thereunder, hereby ratifying and confirming my signature as it may be signed by my said attorneys to any and all registration statements and amendments thereto.


         In Witness Whereof, I have executed this Power of Attorney as of June 18, 1997.


SIGNATURE                                                   TITLE


/s/ Michael S. Scofield
_____________________________                               Director/Trustee
Michael S. Scofield

                                                       20388

                                POWER OF ATTORNEY

         I, the undersigned, hereby constitute Dorothy E. Bourassa, Terrence J. Cullen, Rosemary D. Van Antwerp, James P. Wallin, Martin J. Wolin and John J. Pileggi, each of them singly, my true and lawful attorneys, with full power to them and each of them to sign for me and in my name in the capacity indicated below any and all registration statements, including, but not limited to, Forms N-8A, N-8B-1, S-5, N-14 and N-1A, as amended from time to time, and any and all amendments thereto to be filed with the Securities and Exchange Commission for the purpose of registering from time to time all investment companies of which I am now or hereafter a Director or Trustee and for which Keystone Investment Management Company, Evergreen Asset Management Corp. or First Union National Bank of North Carolina serves as Adviser or Manager and registering from time to time the shares of such companies, and generally to do all such things in my name and on my behalf to enable such investment companies to comply with the provisions of the Securities Act of 1933, as amended, the Investment Company Act of 1940, as amended, and all requirements and regulations of the Securities and Exchange Commission thereunder, hereby ratifying and confirming my signature as it may be signed by my said attorneys to any and all registration statements and amendments thereto.


         In Witness Whereof, I have executed this Power of Attorney as of June 18, 1997.


SIGNATURE                                                    TITLE


/s/ Richard J. Shima
_____________________________                                Director/Trustee
Richard J. Shima